UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 12, 2019

Date of Report (Date of earliest event reported)

Encana Corporation

(Exact name of registrant as specified in its charter)

Canada	1-15226	98-0355077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 4400, 500 Centre Street SE, PO Box 2850

Calgary, Alberta, Canada, T2P 2S5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 645-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On February 12, 2019, Encana Corporation (“Encana”) held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of October 31, 2018, (the “Merger Agreement”) by and among Encana, Neapolitan Merger Corp. a Delaware corporation and an indirect wholly owned subsidiary of Encana, and Newfield Exploration Company, a Delaware corporation (“Newfield”). At the Special Meeting, Encana’s shareholders considered and voted upon the following proposals:

1.	to approve the issuance of Encana common shares to stockholders of Newfield, in connection with the Merger Agreement (the “Share Issuance Proposal”); and

2.

to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve the Share Issuance Proposal (the “Adjournment Proposal”).

Each proposal was approved by the requisite vote of Encana shareholders. The final voting results are described below. For more information regarding the matters voted upon at the Special Meeting, see Encana’s definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on January 8, 2019.

Proposal 1	For	Percent	Against	Percent
Share Issuance Proposal	593,455,231	85.97%	96,885,341	14.03%

Proposal 2	For	Percent	Against	Percent
Adjournment Proposal	572,567,073	82.94%	117,773,494	17.06%

ITEM 8.01	Other Events.

On February 12, 2019, Encana issued a news release announcing the results of the Special Meeting. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Encana Corporation has also fixed March 6, 2019 as the record date for the purpose of determining holders of Encana’s common shares entitled to receive notice of and to vote at an annual meeting of Encana’s shareholders, to be held on Tuesday, April 30, 2019. The Notice of Meeting and Record Date is attached as Exhibit 99.2 to this Current Report on Form 8- K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated February 12, 2019

Exhibit 99.2	Notice of Meeting and Record Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2019

ENCANA CORPORATION
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary